MONSANTO MANAGEMENT INCENTIVE PLAN
                                    OF 1988/I
                     (As Amended Effective October 22, 1999)



















[This Plan was originally approved by the Company's Stockholders on April 22, 1988. Amendments were approved by the Board of Directors on March 25, 1988, September 22, 1989, February 22, 1991, April 25, 1997, July 25, 1997, and
October 22, 1999, and by the Stockholders at the April 26, 1991 Annual Meeting.]

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                  Monsanto Management Incentive Plan of 1988/I

                     (As Amended Effective October 22, 1999)

I.      General Provisions

     1. PURPOSES

        The Monsanto Management Incentive Plan of 1988/I is designed to attract and retain for the Company and its Subsidiaries and Associated Companies personnel of exceptional ability; to motivate such personnel through added incentives to make a maximum contribution to greater profitability; to develop and maintain a highly competent management team; and to be competitive with other companies in the executive compensation area. This Incentive Plan is composed of (a) the 1988 Stock Option Plan and (b) the 1988 Bonus Plan, and shall be effective January 1, 1988 ("Effective Date"), subject to the approval of this Incentive Plan by the stockholders of the Company.

        2.     DEFINITIONS

        Except where the context otherwise indicates, the following definitions apply:

               "Associated Company" means any corporation (or partnership, joint venture, or other enterprise), of which the Company owns or controls, directly or indirectly, 10% or more, but less than 50% of the outstanding shares of stock normally entitled to vote for the election of directors (or comparable equity participation and voting power).

               "Board" means Board of Directors of the Company.

               "Bonus Plan" or "1988 Bonus Plan" means the bonus plan set forth in Article III of this Incentive Plan.

               "Committee" means the Executive Compensation and Development Committee or such other committee consisting of three or more members of the Board as may be appointed by the Board to administer this Incentive Plan pursuant to Section 3(a)of this
               Article I.

               "Company" means Monsanto Company, a Delaware corporation.

               "Eligible Participant" means any officer or other salaried employee (including a director who is a salaried employee) of the Company, a Subsidiary or an Associated Company.

               "Incentive Plan" means the Monsanto Management Incentive Plan of 1988/I, set forth herein.

               "Fair Market Value" shall mean, with respect to any given day, the average of the highest and lowest prices of the Shares reported as the New York Stock Exchange-Composite Transactions for such day, or if the Shares were not traded on the New York Stock Exchange on such day, then on the next preceding day on which the Shares were traded, all as reported by such source as the Committee may select.

               "Incentive Stock Option" or "Incentive Option" means an option meeting the definition of that term as set forth in Section 3 of
               Article II of this Incentive Plan.

               "1974 Plan" means the Monsanto Management Incentive Plan of 1974, as amended.

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               "1984 Plan" means the Monsanto Management Incentive Plan of 1984, as amended.

               "1988/II Incentive Plan" means the Monsanto Management Incentive Plan of 1988/II.

               "Non-Qualified Stock Option" or "Non-Qualified Option" means an option referred to in Section 4 of Article II of this Incentive Plan.

               "Option Plan" or "1988 Stock Option Plan" means the 1988 Stock Option Plan set forth in Article II of this Incentive Plan.

               "Participant" means an Eligible Participant to whom a Stock Option or a Stock Appreciation Right has been granted, a bonus commitment made or a bonus awarded pursuant to this Incentive Plan.

               "Performance Year" means the year or years for which a bonus is awarded or a bonus commitment is made under the 1988 Bonus Plan.

               "Restricted Shares" means Shares that were made subject to restrictions in accordance with Article IV of this Incentive Plan.

               "Shares" means shares of common stock of the Company and any shares of stock or other securities received as a result of a Share adjustment as set forth in Section 4 of this Article I.

               "Stock Appreciation Right" means a right referred to in Section 5 of Article II of this Incentive Plan.

               "Stock Appreciation Right Fair Market Value" or "SAR Fair Market Value" shall mean a value established by the Committee for the exercise of a Stock Appreciation Right. If such exercise occurs during any quarterly "window period" as specified by Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended from time to time, or any law, rule, regulation or other provision that may hereafter replace such Rule, the Committee may establish a common value for exercises during such window period.

               "Stock Option" or "Option" shall mean Incentive Stock Options and/or Non-Qualified Stock Options.

               "Subsidiary" means: (i) for the purpose of an Incentive Stock Option, any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain; and (ii) for the purposes of a Non-Qualified Stock Option, a
               Stock Appreciation Right, and the 1988 Bonus Plan, any corporation (or partnership, joint venture, or other enterprise) of which the Company owns or controls, directly or indirectly, 50% or more of the outstanding shares of stock normally entitled to vote for the election of directors (or comparable equity participation and voting power).

               "Termination of Employment" means the discontinuance of employment of a Participant for any reason other than a Transfer. In the event a Participant is an employee of an entity that is a Subsidiary or Associated Company and the entity ceases to be either a Subsidiary or Associated Company, the Participant shall be deemed to incur a Termination of Employment for all purposes under this Incentive Plan as of the date such entity ceases to be a Subsidiary or Associated Company.

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               "Transfer"  means:  (i) for the  purpose  of an  Incentive  Stock
               Option, a change of employment of a Participant within the group consisting of the Company and its Subsidiaries; and (ii) for the purpose of a Non-Qualified Stock Option, a Stock Appreciation Right and the 1988 Bonus Plan, a change of employment of a Participant within the group consisting of the Company and its Subsidiaries, or, if the Committee so determines, a change of employment of a Participant within the group consisting of the Company, its Subsidiaries and Associated Companies.

        3.     ADMINISTRATION

          (a) This Incentive Plan shall be administered by the Committee. No person shall be eligible or continue to serve as a member of such Committee unless such person is a "disinterested person" within the meaning of Rule l6b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended from time to time, or any law, rule, regulation or other provision that may hereafter replace such Rule, and no person shall be eligible for the grant of a Stock Option or Stock Appreciation Right, the receipt of a bonus commitment or the award of a bonus (including, without limitation, Restricted Shares) under this Incentive Plan while serving as a member of such Committee.

          (b) The Committee shall have the exclusive right to interpret this Incentive Plan, to select the persons who are to receive Stock Options, Stock Appreciation Rights, bonus commitments and bonus awards, and to act in all matters pertaining to the granting of Options, Stock Appreciation Rights, the making of bonus commitments and the awarding of bonuses under this Incentive Plan including, without limitation, the determination of the number of Shares to be subject to and the form, terms, conditions and duration of each Stock Option and Stock Appreciation Right, and the amount, form, terms and conditions of each bonus commitment and bonus award, and the amendment thereof consistent with the provisions of this Incentive Plan. No Eligible Participant shall have any right to be considered for or to receive any Stock Options, Stock Appreciation Rights, bonus commitments or bonus awards. All acts and decisions of the Committee with respect to any questions arising in connection with the administration and interpretation of this Incentive Plan, including the severability of any and all of the provisions thereof, shall be conclusive, final and binding upon all Eligible Participants.

          (c)  The  Committee  may  adopt  rules  and   regulations  of  general
               application for the administration of this Incentive Plan.

          (d)  Without limiting the foregoing Sections 3(a), (b) and (c) of this
               Article I (and notwithstanding any other provisions of this Incentive Plan), the Committee is authorized to take such action as it determines to be necessary or advisable, and fair and equitable to Participants, with respect to Options, Stock Appreciation Rights, bonus commitments and bonus awards (including, without limitation, awards of Restricted Shares) in the event of: a merger of the Company with, consolidation of the Company into, or the acquisition of the Company by, another corporation; a sale or transfer of all or substantially all of the assets of the Company to another corporation or any other person or entity, a tender or exchange offer for Shares made by any corporation, person or entity (other than the Company); or other reorganization in which the Company will not survive as an independent, publicly owned corporation. Such action may include (but shall not be limited to) establishing, amending or waiving the forms, terms, conditions and duration of Stock Options, Stock Appreciation Rights, bonus commitments and bonus awards

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               (including,  without limitation,  awards of Restricted Shares) so as to provide for earlier, later, extended or additional times for exercise or payments, differing methods for calculating payments, alternate forms and amounts of payment, accelerated release of restrictions or other modifications. The Committee may take such actions pursuant to this Section 3(d) by adopting rules and regulations of general applicability to all Participants or to certain categories of Participants, by including, amending or waiving terms and conditions in Option and Stock Appreciation Right grants, bonus commitments and bonus awards (including,
               without   limitation,   agreements  with  respect  to  Restricted
               Shares),   or  by  taking   action  with  respect  to  individual
               Participants. The Committee may take such actions as part of the grants, commitments or awards, or before or after the public announcement of any such merger, consolidation, acquisition, sale or transfer of assets, tender or exchange offer or other reorganization.

        4.     SHARE ADJUSTMENTS

        In the event that at any time or from time to time a stock dividend, stock split, recapitalization, merger, consolidation, or other change in capitalization, or a sale by the Company of all or part of its assets, or any distribution to stockholders other than a cash dividend results in (a) the outstanding Shares, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of shares of stock or other securities of the Company, or for shares of stock or other securities of any other corporation; or (b) new, different or additional shares or other securities of the Company or of any other corporation being received by the holders of outstanding Shares, then:

               (i) the limitation of 4,400,000 Shares set forth in Section l(a) of Article II and Section 2(b) of Article III of this Incentive Plan;

               (ii) the number and class of Shares (A) that may be subject to Stock Options or Stock Appreciation Rights, (B) which have not been issued or transferred under outstanding Stock Options or Stock Appreciation Rights, and (C) which are subject to a bonus commitment or have been awarded but are undelivered under the 1988 Bonus Plan; and

              (iii) the purchase price to be paid per Share under outstanding Stock Options and the number of Shares to be transferred in settlement of outstanding Stock Appreciation Rights;

        shall in each case be equitably adjusted; provided, however, that all adjustments made as the result of the foregoing in respect of each Stock Option which is granted as an Incentive Stock Option shall be made so that such Stock Option shall continue to be an Incentive Stock Option as defined in Section 422A of the Internal Revenue Code of l986, as may be amended from time to time, or any provisions that may hereafter be enacted in lieu thereof.

II.     1988 Stock Option Plan

        1.     OPTION SHARES

          (a)  (i)    The total  number of Shares for which  Options  may be
                      granted under this Option Plan shall not exceed  4,400,000
                      Shares,  subject to: (A) the  adjustments  provided for in
                      Section 4 of  Article I of this  Incentive  Plan;  (B) the provisions  of Section  l(b) of this  Article  II; and (C)
                      reduction  by the  number of Shares  committed  or awarded pursuant  to  Article  III of this  Incentive  Plan.  Such
                      Shares may be authorized but unissued, or treasury Shares, or both.
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               (ii)   The  total  number  of Shares  for  which  Options  may be granted  under  this  Incentive  Plan to any one  Eligible
                      Participant  shall not exceed in any one calendar year 15%
                      of the total  number of Shares  for which  Options  may be
                      granted  under  this  Incentive   Plan,   subject  to  the
                      adjustments provided for in Section 4 of Article I of this Incentive Plan.

          (b) In the event that any unexercised Stock Option granted hereunder lapses or ceases to be exercisable for any reason other than a surrender of the Option pursuant to Section l(c) of this Article II or the exercise of a Stock Appreciation Right under Section 5 of this Article II, the Shares subject to such Option shall again be available for Option grants under this Option Plan without again being charged against the limitation of 4,400,000 Shares set forth in Section 1(a) of this Article II. Any amendment of any Option or Stock Appreciation Right by the Committee pursuant to Article I, Section 3 of this Incentive Plan shall not be considered the grant of a new Option for the purpose of Section 1(a) of this Article II.

          (c) In the event of death or total and permanent disability as determined by the Committee, the Committee may, with the consent of the Participant or his legal representative, authorize payment, in cash or in Shares, or partly in cash and partly in Shares, as the Committee may direct, of an amount equal to the difference at the time between the Fair Market Value of the Shares subject to an Option and the Option price in consideration of the surrender of the Option. In such an event the Shares subject to the Option so surrendered shall be charged against the limitations set forth in Section 1(a) of this Article II.

        2.     INCIDENTS OF OPTIONS AND STOCK APPRECIATION RIGHTS

          (a) Each Stock Option and Stock Appreciation Right shall be granted subject to such terms and conditions, if any, not inconsistent with this Incentive Plan, as shall be determined by the Committee, including any provisions as to continued employment as consideration for the grant or exercise of such Option or Stock Appreciation Right and any provisions which may be advisable to comply with applicable laws, regulations or rulings of any governmental authority.

          (b) A Stock Option or Stock Appreciation Right shall not be transferable by the Participant otherwise than by will, by the laws of descent and distribution or pursuant to a written beneficiary designation, and shall be exercisable during the lifetime of the Participant only by him or by his guardian or legal representative.

          (c) Shares purchased upon exercise of a Stock Option shall be paid for in such amounts, at such times and upon such terms as shall be determined by the Committee and specified in the grant of the Option. Without limiting the foregoing, the Committee may establish payment terms for the exercise of Stock Options which permit the Participant to deliver Shares (or other evidence of ownership of Shares satisfactory to the Company), including, at the Committee's option, Restricted Shares, with a Fair Market Value equal to the Option price as payment.

          (d) No cash dividends shall be paid on Shares subject to unexercised Stock Options. The Committee may provide, however, that a Participant to whom an Option has been granted which is exercisable in whole or in part at a future time for Shares (including Restricted Shares) shall be entitled to receive an amount per Share equal in value to the cash dividends, if any, paid per Share on issued and outstanding Shares, as of the dividend record dates occurring during the period between the date of the grant and the time each such Share is delivered

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               pursuant to exercise  of such Stock  Option or the related  Stock
               Appreciation   Right.   Such  amounts  (herein  called  "dividend
               equivalents") may, in the discretion of the Committee, be:

                      (i) paid in cash or Shares either from time to time prior to, or at the time of the delivery of, such Shares, or upon expiration of the Option if it shall not have been fully exercised; or

                      (ii) converted into contingently credited Shares (with respect to which dividend equivalents may accrue) in such manner, at such value, and deliverable at such time or times, as may be determined by the Committee.

               Such Shares (whether delivered or contingently credited) shall be charged against the limitations set forth in Section l(a) of this
               Article II.

        (e) The Committee, in its discretion, may authorize payment of interest equivalents on dividend equivalents which are payable in cash at a future time.

        3.     INCENTIVE OPTIONS

        An Incentive Option shall be an "Incentive Stock Option" as that term is defined in Section 422A of the Internal Revenue Code of 1986, as may be amended from time to time, as in effect at the time of the grant of any such Option, or any statutory provision that may be enacted to replace such Section. Each provision of this Option Plan and of each Incentive Stock Option granted hereunder shall be construed so that each such Option shall be an Incentive Stock Option, and any provision thereof that cannot be so construed shall be disregarded. Incentive Stock Options shall be granted only to purchase unrestricted Shares and only to Eligible Participants, each of whom may be granted one or more such Options at such time or times determined by the Committee following the Effective Date until December 31, 1997, subject to the following conditions:

        (a) The Option price per Share shall be set by the grant but shall not be less than 100% of the Fair Market Value at the time of the grant.

        (b) The Option and its related Stock Appreciation Right, if any, may be exercised in full or in part from time to time within ten (10) years from the date of the grant, or such shorter period as may be specified by the Committee in the grant, provided that in any event each shall lapse and cease to be exercisable upon, or within such period following, Termination of Employment as shall have been determined by the Committee and as specified in the Option or Stock Appreciation Right; provided, however, that such period following Termination of Employment shall not exceed three months unless employment shall have terminated:

                      (i) as a result of retirement pursuant to, and as defined in, the applicable pension plan of the Company, its Subsidiary or Associated Company or total and permanent disability as determined by the Committee, in which event such period shall not exceed

                              (A) in the case of an Option, the original term of the Option; and

                              (B) in the case of a Stock Appreciation Right, one year after such retirement or disability or after resignation as an officer or director of the Company,

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                                     whichever  shall last occur (unless earlier
                                     terminated pursuant to Section 5(b) of this
                                     Article II);
                              or

                      (ii) as a result of death or death shall have occurred following Termination of Employment and while the Option or Stock Appreciation Right was still exercisable; and

               provided, further, that such period following Termination of Employment shall in no event extend the original exercise period of the Option or related Stock Appreciation Right, if any.

        (c) The aggregate Fair Market Value (determined at the time the Option is granted) of the Shares with respect to which Incentive Stock Options are first exercisable during any calendar year by any Eligible Participant shall not exceed $100,000.

        (d) Incentive Stock Options shall be granted only to an Eligible Participant who, at the time the Option is granted, does not own stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

        (e) Any other terms and conditions which the Committee determines, upon advice of counsel, should be imposed for the Option to qualify as an Incentive Stock Option and any other terms and conditions not inconsistent with this Option Plan as determined by the Committee.

        4.     NON-QUALIFIED OPTIONS

        One or more Options may be granted as Non-Qualified Options to purchase unrestricted Shares or Restricted Shares to an Eligible Participant at such time or times determined by the Committee, following the Effective Date, subject to the following terms and conditions:

        (a) The Option price per Share shall be established by the grant but shall not be less than 100% of the Fair Market Value at the time of the grant (or such later date as the Committee shall determine).

        (b) The Option and its related Stock Appreciation Right, if any, may be exercised in full or in part from time to time within ten (10) years and thirty (30) days from the date of the grant, or such shorter period as may be specified by the Committee in the grant, provided that in any event each shall lapse and cease to be exercisable upon, or within such period following, Termination of Employment as shall have been determined by the Committee and as specified in the Option or Stock Appreciation Right; provided, however, that such period following Termination of Employment shall not exceed three months unless employment shall have terminated:

                      (i) as a result of retirement pursuant to, and as defined in, the applicable pension plan of the Company, its Subsidiary or Associated Company or total and permanent disability as determined by the Committee, in which event such period shall not exceed

                              (A) in the case of an Option, the original term of the Option; and

                              (B) in the case of a Stock Appreciation Right, one year after such retirement or disability  or  after  resignation  as  an
                                      officer  or  director   of  the   Company,
                                      whichever shall last occur (unless earlier terminated pursuant to Section 5(b) of this Article II);

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                              or

                      (ii) as a result of death or death shall have occurred following Termination of Employment and while the Option or Stock Appreciation Right was still exercisable; and

               provided, further, that such period following Termination of Employment shall in no event extend the original exercise period of the Option or related Stock Appreciation Right, if any.

        (c) The Option grant may include any other terms and conditions not inconsistent with this Option Plan as determined by the Committee, including provisions making the Shares subject to such Option Restricted Shares.

        5.     STOCK APPRECIATION RIGHTS

        A Stock Appreciation Right may be granted to an Eligible Participant in connection with (and only in connection with) an Incentive Stock Option or a Non-Qualified Option granted under this Option Plan, the 1988/II Incentive Plan, the 1984 Plan or the 1974 Plan, subject to the following terms and conditions:

          (a) Such Stock Appreciation Right shall entitle a holder of an Option within the period specified for the exercise of the Option in the related Option grant to surrender the unexercised Option (or a portion thereof) and to receive in exchange therefor a payment in cash or Shares having an aggregate value equal to the product of
               (i) the amount by which (A) the SAR Fair Market Value of each Share exceeds (B) the Option price per Share, times (ii) the number of Shares under the Option, or portion thereof, which is surrendered.

          (b) Each Stock Appreciation Right granted hereunder shall be subject to the same terms and conditions as the related Option. It shall be exercisable only to the extent such Option is exercisable and shall terminate or lapse and cease to be exercisable when the related Option terminates or lapses. The Committee may grant Stock Appreciation Rights concurrently with grants of Options or in connection with previously granted Options under this Option Plan, the 1988/II Incentive Plan, the 1984 Plan or the 1974 Plan which are unexercised and have not terminated or lapsed. With respect to Stock Appreciation Rights granted in connection with such previously granted Options, the Committee shall provide that such Stock Appreciation Rights shall not be exercisable until the holder completes six (6) months (or such longer period as the Committee shall determine) of service with the Company, a Subsidiary, or an Associated Company immediately following the date of the grant of such Stock Appreciation Rights.

          (c) The Committee shall have sole discretion to determine in each case whether the payment will be in the form of all cash, all Shares (which may, at the Committee's discretion, be Restricted Shares), or any combination thereof. If payment is to be made in Shares, the number of Shares shall be determined as follows: the amount payable in Shares shall be divided by the SAR Fair Market Value of Shares. The payments to be made, in whole or in part, in cash upon the exercise of Stock Appreciation Rights by any officer of the Company shall be made in accordance with the provisions relating to the exercise of stock appreciation rights of Rule l6b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect at the time of such exercise, or any law, rule, regulation or other provision that may hereafter replace such Rule.

          (d) Upon exercise of a Stock Appreciation Right, the number of Shares subject to exercise under the related Option shall automatically be reduced by the number of Shares represented by the Option or portion thereof which is surrendered. To the extent that a Stock Appreciation Right shall be exercised, any Shares transferred upon such exercise shall not be charged against the maximum limitations upon the grant of Options set forth in the Incentive Plan under which such Option shall have been granted but the Option in connection with which a Stock Appreciation Right shall have been granted shall be deemed to have been exercised for the purpose of such maximum limitations.

          (e) The Committee shall have sole discretion as to the timing of any payment made in cash, Shares, or a combination thereof upon exercise of Stock Appreciation Rights hereunder, whether in a lump sum, in annual installments or otherwise deferred and the Committee shall have sole discretion to determine whether such payments may bear amounts equivalent to interest or cash dividends.

          (f)  For purposes of this paragraph 5(f) of Article II:

                      (i) "Unrelated Party" means any party or group of parties acting together other than (A) the Company, its directors and officers, or (B) any nominee holder for any stock exchange;

                      (ii) "Offer" means any tender or exchange offer made by an Unrelated Party for the Shares and shall be deemed to occur upon the first purchase or exchange of such Shares;

                      (iii) "Change of Control" means any acquisition, beneficially or otherwise, by any Unrelated Party of 25% or more of the combined voting power of the common and preferred stock of the Company and shall be deemed to occur upon the date that the Unrelated Party attains control of said 25% or more of the combined voting power;

                      (iv) "Change of Control Market Value" of the Shares means the higher of--

                              (A) the value for which such Shares may be exchanged or offered under any Offer pursuant to which Shares are actually exchanged or purchased; or

                              (B)     the Fair  Market  Value of such  Shares on
                                      the   date   of   exercise   of  a   Stock
                                      Appreciation Right.

               Notwithstanding  the  foregoing  provisions  of this Section 5 of
               Article II and without  limiting the  provisions  of Section 3 of
               Article I of this Incentive Plan, in the event of an Offer or Change of Control, a Participant holding an unexercised Stock Appreciation Right may exercise such Stock Appreciation Right and elect to be paid solely in cash in an amount equal to the difference between the Option price and the Change of Control Market Value of the Shares, unless within five (5) business days after receipt of notification of such election by the Secretary of the Company, the Committee acts to disapprove the cash election. Unless it acts to disapprove, the Committee's consent shall be deemed to be given at the close of business on the fifth business day after the Secretary's receipt of notification of such election and payment shall be made as soon as practicable after expiration of such five (5) business day period. The election provided herein shall apply only: (x) during the thirty
               (30) day period following the first exchange or purchase of Shares pursuant to an Offer; or (y) during the thirty (30) day period following the date on which sufficient Shares are acquired to constitute a Change of Control.

          (g)  For purposes of this paragraph 5(g) of Article II:

                  (i) "Unrelated Party" means any party or group of parties acting together other than (A) the Company, its directors and officers, or (B) any nominee holder for any stock exchange;

                  (ii) "Alternate Change of Control" means any acquisition, beneficially or otherwise, by any Unrelated Party of a percentage of the combined voting power of the common and preferred stock of the Company specified by the Committee (but not less than 10%) and shall be deemed to occur upon the date that the Unrelated Party attains control of said percentage of the combined voting power;

                  (iii) "Change of Control Termination of Employment" means the termination of employment of a Participant by the Company, the Subsidiaries or the Associated Companies without cause (as defined by the Committee) or by the Participant for good reason (as defined by the Committee) within a period of time specified by the Committee following an Alternate Change of Control;

                  (iv) "Alternate Change of Control Market Value" of the Shares means the Fair Market Value of such Shares on the date of exercise of a Stock Appreciation Right.

         Notwithstanding the foregoing provisions of this Section 5 of Article II and without limiting the provisions of Section 3 of Article I of this Incentive Plan, in the event of an Alternate Change of Control and a Change of Control Termination of Employment, a Participant holding an unexercised Stock Appreciation Right who is selected by the Committee may exercise such Stock Appreciation Right and elect to be paid solely in cash in an amount equal to the difference between the Option price and the Alternate Change of Control Market Value of the Shares, unless within five (5) business days after receipt of notification of such election by the Secretary of the Company, the Committee acts to disapprove the cash election. Unless it acts to disapprove, the Committee's consent shall be deemed to be given at the close of business on the fifth business day after the Secretary's receipt of notification of such election and payment shall be made as soon as practicable after expiration of such five (5) business day period. The election provided herein shall apply only during the thirty (30) day period following a Change of Control Termination of Employment.

III. 1988 Bonus Plan

        1.     BONUS COMMITMENTS AND AWARDS

        (a)    Bonus Commitments

               A commitment to award a bonus at a future date for all or part of any Performance Year may be made at such time or times determined by the Committee following the Effective Date to any person who is an Eligible Participant at the time of such commitment. The Committee shall have full discretion to determine the terms and conditions of the commitment including, without limitation, whether the corresponding bonus award shall be contingent upon the attainment of prescribed goals and provisions with respect to the rights of the Participant upon Termination of Employment.

        (b)    Bonus Awards

               A bonus may be awarded at such time or times determined by the Committee following the Effective Date to any person who was an Eligible Participant during all or part of any Performance Year, payable either wholly in cash or wholly in Shares, or partially in cash and partially in Shares. The Committee shall have full discretion to determine the terms and conditions of payment of any award, including without limitation, what part of such award shall be paid in cash, unrestricted Shares and Restricted Shares, the time or times of payment of any award, and the time or times of the lapse of the restrictions on Restricted Shares. Any Eligible Participant may receive more than one bonus award for a Performance Year and any bonus award may be made pursuant to or without a prior commitment to make such award.

     2. BONUS SHARES--SOURCE, LIMIT AND VALUATION

        (a) Shares used for bonus purposes may be authorized but unissued Shares, treasury Shares, or any combination thereof. Any Shares held by the Company for use under this Bonus Plan shall, unless and until transferred in payment of an award in accordance with this Bonus Plan, remain the property of the Company, irrespective of whether such Shares are entered in a special bonus account, and such Shares shall at all times be available, unless and until so transferred, for any corporate purpose.

        (b) The total number of Shares which may be awarded pursuant to bonus awards under this Bonus Plan shall not exceed 4,400,000 shares, subject to:

                      (i)     the adjustments provided for in Section 4 of
                              Article I of this Incentive Plan; and

                      (ii) reduction by the number of Shares for which Stock Options have been granted pursuant to Article II of this Incentive Plan (except as provided in Section l(b) of said Article II).

        (c) For the purpose of determining the number of Shares to be used in payment of an award, the amount of the award payable in Shares shall be divided by the Fair Market Value of the Shares on the date of the determination of the amount of the award by the Committee.

        3.     AWARDS

          (a) Subject to the provisions of Section 3(f) of this Article III, bonus commitments and bonus awards may be made by the Committee in such amount and at such time or times as may be determined solely by the Committee. An Eligible Participant shall have no right to be considered for or to receive any bonus commitment or bonus award. The Committee may, in its discretion, allow any Participant who receives a bonus award or bonus commitment under this Incentive Plan to elect to defer payment of such award, or of any award to be made pursuant to such bonus commitment, in accordance with such terms and conditions and in such manner as the Committee may prescribe. Any amendment of any bonus commitment and bonus award by the Committee pursuant to Article I, Section 3 of this Incentive Plan shall not be considered the grant of a new bonus commitment or bonus award for purposes of
               Section 2(b) of this Article III.

        (b) Commitments to make payment on account of bonuses for a Performance Year may be made by the Committee in advance of the close of such Performance Year upon such terms and conditions as the Committee may determine.

          (c) The portion of a bonus award payable in cash or unrestricted Shares or both may, in the discretion of the Committee, be paid or delivered in whole or in part at such time or times and under such terms and conditions as may be determined by the Committee including, but not limited to, the following times:

               (i)    in full at the time of the award; or

               (ii) in any number of annual installments, equal or unequal, during employment or following Termination of Employment; or

               (iii) in full after a period of time.

          (d) In the event that any bonus commitment or bonus award or installment thereof which is to be paid in Shares ceases to be payable for any reason, the Shares subject to such bonus commitment or bonus award shall again be available for bonus purposes without again being charged against the limitation of 4,400,000 Shares set forth in Section 2(b) of this Article III.

          (e) The portion of an award payable in Restricted Shares shall be paid at the time of the award by delivering to the Participant, or a custodian or escrow designated by the Committee and the Participant, a certificate or certificates for such Restricted Shares, registered in the name of such Participant who shall have all of the rights of a stockholder with respect to such Shares, subject to such terms and conditions, including forfeitures or resale to the Company, if any, as may be determined by the Committee and to the restrictions and provisions pursuant to
               Article  IV  of  this  Incentive  Plan.  The  Committee  and  the
               Participant may designate the Company or one or more of its employees to act as custodian or escrow for the certificates.

          (f) Anything in this Incentive Plan to the contrary notwithstanding, no bonus awards shall be made for any Performance Year during which no dividend on the outstanding Shares has been paid; bonus awards covering more than one Performance Year and made pursuant to a bonus commitment shall be reduced by the ratio of the number of such Performance Years during which no dividends were paid to the number of Performance Years covered by the bonus awards.

        4.     DIVIDENDS, DIVIDEND EQUIVALENTS AND INTEREST EQUIVALENTS

          (a) No cash dividends shall be paid on Shares which have been awarded but not delivered. The Committee may provide, however, that a Participant to whom a bonus has been awarded which is payable in whole or in part at a future time in Shares shall be entitled to receive an amount per Share, equal in value to the cash dividends, if any, paid per Share on issued and outstanding Shares, as of the dividend record dates occurring during the period between the date of the award and the time each such Share is delivered. Such amounts (herein called "dividend equivalents") may, in the discretion of the Committee, be:

                      (i) paid in cash or Shares either from time to time prior to or at the time of the delivery of such Shares; or

                      (ii) converted into contingently credited Shares (with respect to which dividend equivalents shall
                              accrue)  in  such  manner,   at  such  value,  and
                              deliverable at such time or times, as may be determined by the Committee.

               Such Shares (whether delivered or contingently credited) shall be charged against the limitations set forth in Section 2(b) of this
               Article III.

          (b) The Committee, in its discretion, may authorize payment of interest equivalents on any portion of any award payable at a future time in cash, and interest equivalents on dividend equivalents which are payable in cash at a future time.

        5.     DEATH OF PARTICIPANT

        Following the death of a Participant, all unpaid cash awards and all undelivered unrestricted Share awards to such Participant hereunder, together with all dividend equivalents and interest equivalents, if any, payable in connection with any such award or awards, which have not been cancelled and which are not then cancellable shall be paid and delivered to his legal representative at the time or times provided for in the award unless the Committee shall otherwise direct. The Committee may, in its discretion, permit a Participant to designate a beneficiary or beneficiaries to receive such award or awards. Restricted Shares held by such Participant at the time of his death shall be governed by the provisions of Article IV of this Incentive Plan.

IV.     Restricted Shares

        Restricted Shares shall be subject to such terms and conditions, including forfeiture, if any, and to such restrictions against sale, transfer or other disposition as may be determined by the Committee at the time a Non-Qualified Option for the purchase of Restricted Shares is granted, at the time a Stock Appreciation Right to be settled with Restricted Shares is granted or at the time of making a bonus award of Restricted Shares. Any new or additional or different Shares or other securities resulting from any adjustment of such Shares of the type described in Section 4 of Article I shall be subject to the same terms, conditions, and restrictions as the Restricted Shares prior to such adjustment. The Committee may, in its discretion, remove, modify or accelerate the release of restrictions on any Restricted Shares in the event of hardship or disability of the Participant while employed, in the event that the Participant ceases to be an employee of the Company, a Subsidiary or Associated Company, as the result of death or otherwise, in the event of a relocation of a Participant to another country or for such other reasons as the Committee may deem appropriate. In the event of the death of a Participant following the transfer of Restricted Shares to him, the legal representative of the Participant, the beneficiary designated in writing by the Participant during his lifetime, or the person receiving such Shares under his will or under the laws of descent and distribution shall take such Shares subject to the same restrictions, conditions and provisions in effect at the time of his death, to the extent applicable.

V.      Miscellaneous Provisions

          1. Neither a Stock Option, Stock Appreciation Right, bonus commitment nor an unpaid bonus award or any installment thereof, shall be transferable except as provided for herein in the case of death. If any Participant makes such a transfer in violation hereof, any obligation of the Company shall forthwith terminate.

          2. Nothing in this Incentive Plan or any booklet or other document describing or referring to this Incentive Plan shall be deemed to confer on any employee or Participant the right to continue in the employ of his employer or affect the right of his employer to terminate the employment of any such person with or without cause. 13

          3. Nothing contained herein shall require the Company to segregate any monies from its general funds, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant.

          4. This Incentive Plan and all actions taken hereunder shall be governed by the laws of the State of Delaware.

          5. The Company may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Stock Option or the exercise thereof, any Stock Appreciation Right or the exercise thereof, or the payment of any bonus award, including, but not limited to, the withholding of payment of all or any portion of such award or another award under this Incentive Plan until the Participant reimburses the Company for the amount the Company is required to withhold with respect to such taxes, or cancelling any portion of such award or another award under this Incentive Plan in an amount sufficient to reimburse itself for the amount it is required to so withhold, or selling any property contingently credited by the Company for the purpose of paying such award or another award under this Incentive Plan, in order to withhold or reimburse itself for the amount it is required to so withhold.

          6. Notwithstanding any other provision of this Incentive Plan, for purposes of any Award that is outstanding as of the date that the Company spins off the Company's chemical businesses into a new publicly traded company ("Chemicals") and is held by a
               Participant who in connection with such spinoff becomes an employee of Chemicals (or a subsidiary or associated company of Chemicals) rather than an employee of the Company (or a Subsidiary or Associated Company of the Company), such change of employment shall not constitute a Termination of Employment. With respect to any such award held by such a Participant, Termination of Employment shall mean such Participant's termination of employment with Chemicals other than a Transfer, with Transfer defined as a change of employment of a Participant within the group consisting of Chemicals and its subsidiaries, or, if the Committee so determines, a change of employment of a Participant within the group consisting of Chemicals, its subsidiaries, and its associated companies. For purposes of this section, a subsidiary of Chemicals means any corporation (or partnership, joint venture, or other enterprise) of which Chemicals owns or controls, directly or indirectly, 50% or more of the outstanding shares of stock normally entitled to vote for the election of directors (or comparable equity participation and voting power) and an associated company of Chemicals means any corporation (or partnership, joint venture, or other enterprise), of which Chemicals owns or controls, directly or indirectly, 10% or more, but less than 50% of the outstanding shares of stock normally entitled to vote for the election of directors (or comparable equity participation and voting power).

VI.     Amendments

          1. The Board, upon recommendation of the Committee but not otherwise, may from time to time amend or modify this Incentive Plan, including, but not limited to, an amendment which would authorize the Committee to make bonus commitments and bonus awards payable in other securities or other forms of property of a kind to be determined by the Committee, in addition to cash, unrestricted Shares and Restricted Shares, and such other amendments as may be necessary or desirable to implement such commitments and awards, or discontinue this Incentive Plan or any provision thereof, provided that no amendments or modifications to this Incentive Plan shall, without the prior approval of the stockholders normally entitled to vote for the election of directors of the Company:

               (a) change the number of Shares for which Stock Options may be granted, or the percentage thereof which may be made subject to Options to any one Eligible Participant, as set forth in Section 1(a) of Article II of this Incentive Plan;

               (b) change the total number of Shares which may be awarded pursuant to bonus awards as provided for in Section 2(b) of Article III of this Incentive Plan;

               (c) make any member of the Committee eligible for the grant of a Stock Option, Stock Appreciation Right or a bonus commitment or a bonus award;

               (d) limit or restrict the powers of the Committee with respect to the administration of this Incentive Plan;

               (e) change the definition of an Eligible Participant for the purpose of an Incentive Stock Option or increase the limit or the value of Shares for which an Eligible Participant may be granted an Incentive Stock Option;

               (f) materially increase the benefits accruing to Participants under this Incentive Plan;

               (g) materially modify the requirements as to eligibility for participation in this Incentive Plan; or

               (h) change any of the provisions of this Article VI.

        2. No amendment to or discontinuance of this Incentive Plan or any provision thereof by the Board or the stockholders of the Company shall, without the written consent of the Participant, adversely affect any Stock Option or Stock Appreciation Right theretofore granted or bonus commitment or bonus award theretofore made to such Participant under this Incentive Plan.

VII.    Interpretation

          1. Except as authorized herein with respect to Stock Appreciation Rights, this Incentive Plan is not intended to and shall not affect any option or stock appreciation right grant or bonus commitment or award under the 1974 Plan, the 1984 Plan or the 1988/II Incentive Plan (or any other incentive plan of the Company, its Subsidiaries and Associated Companies). No stock options or stock appreciation rights shall be granted under the 1984 Plan after September 15, 1988. No bonus commitments or bonus awards shall be made under the 1984 Plan after the Effective Date and no bonus commitments or bonus awards shall be made under this Incentive Plan with respect to Performance Years prior to January 1, 1988, except that bonus awards may be made under the 1984 Plan
               (a) with respect to Performance Years ending prior to January 1, 1988 or (b) pursuant to bonus commitments made on or prior to December 31, 1987.

          2. This Incentive Plan is not intended to and shall not preclude the establishment or operation by the Company or any Subsidiary of
               (a) any thrift, savings and investment, achievement award, stock purchase, employee recognition or other benefit plan or arrangement for any group of employees, or (b) any other incentive or bonus plan or arrangement for any employees
               (hereinafter "Other Plan"), and any such Other Plan may be authorized and payments made thereunder independently of this Incentive Plan; provided, however, that (i) no director of the Company and no officer of the Company elected by the Board (other than assistant officers) shall participate in any Other Plan, other than the 1984 Plan, and (ii) no such Other Plan, other than the 1984 Plan, a stock option plan for G. D. Searle & Co. and the 1988/II Incentive Plan, shall provide for the granting of options or stock appreciation rights to purchase or receive the appreciation on the shares of any class of stock of the Company, or the making of bonus commitments or bonus awards payable in any class of stock of the Company, which in either form or substance are comparable to those authorized under this Incentive Plan, unless such Other Plan is established or operated in connection with the assumption by the Company or a Subsidiary of the plans, options, stock appreciation rights, bonus commitments or bonus awards of another corporation, or the substitution of an Other Plan or options, stock appreciation rights, bonus commitments or bonus awards under such Other Plan in lieu of the plans, options, stock appreciation rights, bonus commitments or bonus awards of such other corporation, arising out of a merger or consolidation with, or the acquisition of assets or stock of, such other corporation, or other transaction described in Section 425(a) of the Internal Revenue Code of 1986, as may be amended from time to time, as in effect at the time.